UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 - April 30, 2014

Item 1: Shareholder Report

Global Premier Properties Fund

April 30,

2014

Semi-Annual Report

Alpine Global Premier Properties Fund (‘‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Alpine View
April 30, 2014 (Unaudited)

The President’s Letter

Are We There Yet?

Over the past five years and two months since the S&P 500® Index intraday low of just under 667, the Index appreciated to 1,884 on April 30, 2014. Indeed, new highs subsequent to April 30 have extended the strong gains of 2013. During the past five years, we have seen a gradual, if not steady, improvement in global economic and financial market conditions, most notably in the U.S. This has been reflected in the outperformance of the U.S. equity indices over broad global and emerging market indices (MSCI World Index and MSCI Emerging Market Index) since mid-2011 but in particular for 2013 through April 30, 2014. On a cumulative basis, the U.S. market has finally recouped the lost jobs which occurred during the 2008-2009 recession and we have seen improvements in unemployment rates of other countries although, broadly speaking, Europe is a notable laggard.

This painfully slow recovery has been accomplished not by economic strategy or fiscal policy but rather on the backs of the world’s major Central Banks. Japan has been a notable exception to this pattern of constrained action, albeit they too are relying upon flexible Central Bank policy. Fundamentally, quantitative easing (QE) in the U.S., via buying bonds related to treasuries and mortgages, is currently being reduced by “tapering” the amount. It is expected that the U.K. may continue its QE program for a little longer and that the European Central Bank (ECB) may also adopt a modified QE program. Japan will continue its QE program and will likely add more fiscal stimulus over the coming year in the form of tax cuts or financial incentives for targeted businesses and investments. Even the few countries which have been tightening monetary policies over the past year including India, China and Brazil, are expected to be nearly done. We may see further loosening of monetary policy in China imminently, followed by India and Brazil over the next year. The ultimate impact of these Central Bank policies is how commercial banks and/or capital markets provide additional funding for their clients. Differing banking/corporate/retail clientele relationships require varying mechanisms to transmit downstream the impact of monetary policies in different countries. Suffice it to say, some countries have seen financial liquidity support the residential or retail capital sector via mortgages and car loans, while others have emphasized the corporate sector. For example, mortgage rates in the U.K. are almost exclusively ‘floating rate,’ which, in combination with the government’s “help to buy” 95% loan to value program means that a lot of capital has been injected into the household sector. In contrast, the U.S. where tight credit standards and banks’ continued caution on accepting high loan to value mortgages has, in fact, constrained the household sector. This, in turn, has dampened retail sales in the U.S. leading many marginal store chains to either contract or restructure operations, while in the U.K., retail sales were up 4% year over year.

Indeed, the big impact of financial liquidity in the U.S. has been the appreciation of stock and bond prices. This has created an ongoing surge in refinancing of corporate debt, which has significantly increased the earnings potential of many companies over the last number of years. Today’s historic low lending rates in Europe and near historic low rates in the U.S. might normally have been expected to fuel a resurgence in capital expenditures (capex) on new or improved production facilities or research activity by corporations. However, the continued poor utilization of superfluous or inefficient plants and machinery has, in combination with slow demand growth, limited corporate capital expenditures. Either demand must grow or such capacity must be eliminated before capex resumes.

Instead, corporations have been using their low cost of debt to fund either mergers and acquisitions (M&A), or return cash to shareholders via dividends or share buybacks. We have recently witnessed the largest overall aggregate dividend in history as Vodafone distributed $23.9 billion to shareholders while Apple distributed $30 billion in the form of share buybacks over 2013 in addition to their substantial dividend payouts. While the U.S. is the center of such activity, we believe it may spread increasingly across the globe. The U.S. has also been the center of the M&A activity as businesses seek to increase market share or expand to new products by acquiring them from other companies using inexpensive capital. While this may work in positive fashion for both the acquirer and the seller in terms of delivering value for shareholders and growth going forward, it is not adding positive investment in new facilities or increased employment. Often “Merger Synergies” are derived from eliminating redundant jobs and production facilities. That said, we believe that over time, facilities expansion will take place if demand continues to recover and inefficient productive capacity is rationalized. Thus, eventually, the pace of job growth and then wages should accelerate.

Another effect of this significant flood of financial liquidity is that the financial markets have experienced rather low volatility, which many investors have viewed in recent years as a measure of reduced risk. Witness the CBOE SPX Volatility Index (VIX Index) which peaked in 2008 at a level of 80 and has averaged just over 20 for the past ten years. The historic low in January 2007 was at 9.9, while the level at the end of April 2014 was 13.4 and has subsequently dropped below 12 during the month of May. This does not mean that there is no volatility in the stock market as significant rotation has occurred among sectors such as biotech, software and mobile technologies which offer the prospect of great long term growth and, thus, command very high price to earnings ratios. By comparison, the best performing stocks on a year to date basis are interest sensitive stocks such as utilities and real estate investment trusts (REITs) which reflect the strong performance of U.S. Treasury bonds, which rallied from over 3.00% yield on December 31, 2013 to the April close of 2.65% and in May to levels below last July’s 2.48%.

Interest rates are still near historic lows. Further easing in Europe along with recent weak U.S. gross domestic product (GDP) performance and depressed retail sales in the U.S. are factors contributing to the current low rate environment, as is the uncertainty over broad global economic recovery. However, when economic activity picks up, possibly in the fall, and more likely next year as excess capacity continues to be absorbed, we would expect to see another reversal in bonds. We do not expect such a reversal

Semi-Annual Report (Unaudited) | April 30, 2014	1

Alpine View (Continued)
April 30, 2014 (Unaudited)

would be as violent as last May’s spike in yields, when many leveraged participants utilizing similar carry trades or other forms of financing were forced to reduce positions and take losses. Over the medium term, we expect that sustained moderate growth in the U.S. with continued recapitalization of European banks in a pattern following the past several years’ recovery in the U.S. may unfold. We expect limited price pressure over the medium term but that eventual demand growth resulting in new orders will collide with reduced industrial capacity to gradually create modest upward pressure for prices and wages.

During the interim period though, we would expect politics to intrude on the global economy in different fashions as unhappy or dissatisfied electorates work to remove or change the existing regimes and bring in new or at least different political perspectives. While their promises may prove empty, many politicians will attempt to solve some of the pressing issues related to quality of life. We suspect this will precipitate increased spending on infrastructure, housing and healthcare. We believe that many politicians will not utilize taxation, nor print more debt to fund such activity. Instead an emphasis of government oversight utilizing corporate management and private investment capital, or so called public private partnerships (PPP) could become a larger component of delivering services to meet the needs of expanding global population centers. In other words, we expect that the major drivers of long-term economic activity, which include developed as well as emerging markets, will continue to be an underlying theme over coming quarters as well as years. That, combined with new technologies used to access, communicate and transact business, pleasure or daily needs, will continue to be significant factors as we strive to maintain efficiency and security in our daily lives. This will continue to drive the prospects for stock performance even when interest rates return to historically “normal” levels.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

Capex (aka Capitalization Expenditure) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations.

CBOE Volatility Index (VIX Index) — Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

MSCI World Index is a free-float weighted equity index which includes developed world markets, and does not include emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings — earnings metric that shows you what earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

This is a closed-end fund and does not continuously offer shares.

2

Manager Commentary
April 30, 2014 (Unaudited)

We are pleased to present the 2014 Semi-Annual Report for the Alpine Global Premier Properties Fund (AWP). For the six month period ended April 30, 2014, the net asset value per share decreased from $8.17 to $7.99, which, in combination with the distribution of $0.30 per share, produced a total return of 2.00%, compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT® Global Real Estate Index of 2.67% over the same six month period. Over the fiscal period under review, AWP’s market share price decreased from $7.47 to $7.12, which, after the $0.30 per share in distributions produced a total return of -0.59%. The Fund’s shares traded at an average discount to net asset value (NAV) of 10.69% during the period under review.

Performance Overview

The Fund’s absolute performance over the six months under review reflects primarily the impact of the Fund’s Japanese holdings. Investors’ perception of the country’s potential economic recovery faded from euphoria to caution in advance of a rise in taxes. Originally, the falling Yen led to expectations of improved exports and potentially lower cost for investments from abroad. However, the trend in the Yen stalled as the economy was just starting to absorb excess industrial capacity, which could lead to stronger Gross Domestic Product (GDP) growth and higher prices and wages. Many real estate stocks declined in advance of the commencement of an increase in the value added tax (VAT) consumption tax in March, from 5% to 8%. This, coupled with no new stimulus measures, diminished optimism for the nation’s recovery prospects. Nonetheless, we continue to remain positive on the potential for Japan’s stimulus program and, based on historical precedent, believe the VAT increase should impact the economy for less than one fiscal quarter in duration. The fact that Japan is one of only a few countries in the world which is utilizing both fiscal and monetary stimulus measures to produce economic growth should not be ignored. We believe that the potential for proposed reduction in corporate tax rates might drive further job and wage growth over the medium-term. Japan accounted for a negative contribution to overall portfolio returns for the six months ended April 30, 2014. Continued volatility in emerging market returns, especially countries with heightened political uncertainty such as Brazil and Thailand, were also negative contributors. These specific situations offset the generally positive tone of moderately growing real estate returns in most of the world’s local economies, which were amplified by continued availability of historically inexpensive capital that firmly underpinned the shares of most publicly traded property companies. Solid returns across a variety of real estate companies in the U.S. and the U.K. led to positive contributions to the portfolio returns. Other European stocks also contributed in positive fashion to the portfolio.

Real Estate and the Real Economy

In the past we have highlighted Alpine’s premise that real estate equities share certain characteristics of both stocks and bonds. We believe that this could have both positive and negative implications for real estate equities, including potential under/over valuation relative to intrinsic market value of real estate for varying periods of time. Judging the effects in terms of “growth” or “yield” relative to potential total return is an ongoing process.

Alpine continues to believe that many real estate stock prices are generally still well below their 2007 peak, although some countries and companies have been able to surpass prior historic highs. We believe that, with selectivity, we can find relatively attractive valuation opportunities with the prospect for future growth which is not priced into the shares despite today’s historically low interest rate environment. The complexity of investing in stocks which have benefited from low rates is that any reversal might offset the growth prospects for income in dividends. Thus, we believe Alpine’s focus on not only companies with large market cap, but also smaller cap and non-traditional real estate or non-classified index companies may benefit the portfolio.

It is Alpine’s belief that we are in the middle of a protracted economic cycle characterized by strong investment demand which has pushed prices of property up while slow economic activity has hampered new supply. This suggests that if economic activity continues to gradually strengthen, the potential increase in jobs and requirements for new property, plant and equipment may push rents higher until the demand can be met by new properties. We believe that the potential for rent spikes in selected markets could be significant in cities or countries where the combination of economic demand, unbalanced supply and demand conditions, and cautious capital availability for development prevails. Alpine considers this mix of capital markets forces, economic fundamentals, real estate conditions and local characteristics and combines it with Alpine’s assessment of corporate capabilities, property location and competitiveness in the portfolio selection criteria of the Alpine Global Premier Properties Fund.

Portfolio Overview

Five of the top ten holdings continue from prior periods, along with five additions, including Starwood Property Trust, an established holding in the portfolio, JM, another long-term investment from Sweden, Two Harbors Investment Corp. in the U.S., Nexity S.A. in France, and a new name to the portfolio, Green REIT from Ireland. The changes reflect adjustments in portfolio size as well as changes in share prices. Notable changes in the portfolio include the continued reduction of the Fund’s exposure to Brazil from 10.1% in October, 2013 to 8.1%, even with the addition of a new holding to the portfolio, Sao Carlos, an entrepreneurial office owner in Sao Paolo. The Fund’s position in France was decreased from 4.1% to 3%, taking advantage of strong price performance in the wake of lower interest rates in Europe. In addition, our Japanese holdings declined from 16.7% to 12.5% through a combination of portfolio reduction and price weakness. The weight of our holdings in the U.S. and U.K. remained similar, although we added to a few positions and sold a number over time. Additions in three countries included an increase in exposure to India, where our portfolio grew from 1.2% to 2.5% primarily through new investments. Our position in Ireland was increased from 1.2% to 4.7% by adding shares to Green REIT and

Semi-Annual Report (Unaudited) | April 30, 2014	3

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

investing in Hibernia REIT and Delotta Hotel Group. Supply and demand conditions along with improved economic fundamentals make the Emerald Isle potentially attractive. We recently added exposure to Spain, up from 0% to 2.6% with holdings in Lar Espana and Hispania Activos Immobliarios, which we believe may participate in the potential recovery of Spanish real estate from depressed price levels. The Fund also established a new position in United Arab Emirates (specifically, Dubai) with two companies, DAMAC Real Estate Development and EMAAR Properties which are the premier developers in that market. During the semi-annual period, we hedged a portion of Japanese Yen exposure and continued to utilize leverage as we pursued attractive dividend opportunities.

Major Stock Contributors

The greatest positive contribution to the portfolio came from Songbird Estates, a U.K. owner/developer of Class A office buildings in Canary Wharf, a major London sub-market. This long-term investment gained during the six month period as the market responded to significant growth in underlying net asset value over the past year, and the company’s growing appeal to so-called dotcom tenants combined with strong residential development plans. Starwood Property Trust, the largest commercial mortgage REIT in the U.S. continued to grow dividends while diversifying its broad book of business across different property subsectors in increasing geographies including Europe. Simon Property Group, the largest owner of premier malls in the country, which continued to outperform competitors in terms of retail sales and rents, also organized the spin-off of smaller and less than prime properties to a subsidiary during the period under review. DAMAC Real Estate Development is a fast growing Dubai based residential and hotel developer. Long term holding, JM, Sweden’s premier residential developer, has continued to produce sizeable dividends while carefully managing its balance sheet and return criteria. In aggregate, these five companies represented 12.09% of the portfolio as of April 30, 2014.

The negative contributors to the portfolio included Kenedix Inc., a Japanese manager of REITs and pension fund assets which declined due to concerns about the prospects of a Japanese recovery. Ocwen Financial Corp., in the U.S. is the nation’s leading independent mortgage servicing corporation which has been actively buying mortgage servicing rights (MSRs) from banks and other financial institutions over the past several years in response to capital allocation constraints imposed on banks. Ocwen’s highly efficient business model has produced solid growth in a very strong year, particularly in 2013, however, the company’s shares have declined significantly due to ongoing investigations into the company’s business practices. Mitsubishi Estate Company, Japan’s leading central Tokyo office owner, declined even as rents have started to rebound. SM Prime Holdings in the Philippines is the largest owner of shopping malls in that country and we believe that its acquisition of an affiliated condo development company (of which the Fund held shares) has created an overhang of shares. Finally, Sumitomo Realty and Development is another major office owner and condominium developer in central Tokyo. In aggregate, these five companies had a total ending weight of 9.04% for the period under review.

Expectations for 2014...and Beyond?

For the balance of 2014 we expect the world’s property markets to continue to be dominated by improving financial liquidity and low cost capital emanating from the capital markets. We also believe this may underpin a continued stabilization of banks, most notably in Europe, and over time should be supportive of new investment in plants, equipment and jobs. Ultimately, we believe job growth and rising household incomes can support a resumption of consumption of both large and small ticket items, most notably autos and homes. Over the past 18 months, there has been resumed strength in the U.S., and we believe that other countries will follow the lead of the U.S., albeit at a different pace and pattern of recovery. Thus, the pattern of continuing low interest rates and modest growth in the U.S., a similar recovery in the U.K., followed by the broader European zone and varying patterns in different Asian economies should provide evolving opportunities over time. Alpine remains positive on the potential of global real estate stocks over the balance of this year, and increasingly so over the longer term.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
Joel E.D. Wells
Bruce Ebnother
Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website www.alpinefunds.com, or can be obtained by calling 1-800-617-7616.

4

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

We estimate that approximately 45% of the distributions Alpine Global Premier Properties Fund paid during the fiscal semi-annual period ending April 30, 2014 were through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which can be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Semi-Annual Report (Unaudited) | April 30, 2014	5

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Market Capitalization (market cap) is the total value of a company’s outstanding shares and is calculated by multiplying the company’s outstanding shares by the current market price of one share.

FTSE EPRA/NAREIT® Global Real Estate Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

S&P Developed Property Net TR Indextm defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

An investor cannot invest directly in an index.

The S&P Developed Property Net TR Indextm (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

This is a closed-end fund and does not continuously offer shares.

6

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

PERFORMANCE(1) As of April 30, 2014 (Unaudited)
	Ending Value as of 4/30/14	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Global Premier Properties Fund | NAV(4)	$7.99	2.00%	-2.49%	5.75%	20.31%	-1.70%
Alpine Global Premier Properties Fund | Market Price	$7.12	-0.59%	-10.39%	7.34%	23.67%	-3.96%
FTSE EPRA/NAREIT® Global Index		2.67%	-3.46%	6.78%	18.23%	-0.08%
MSCI US REIT Index Gross USD		8.03%	0.98%	9.82%	22.73%	2.68%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world.

MSCI US REIT Index Gross USD is a free float-adjusted market cap-weighted index that is comprised of the most actively-traded equity REITs that are of reasonable size in terms of full and free float-adjusted market capitalization.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Regus PLC	3.90%	United Kingdom
Colony Financial, Inc.	3.80%	United States
Simon Property Group, Inc.	3.68%	United States
ARA Asset Management, Ltd.	3.33%	Singapore
Starwood Property Trust, Inc.	2.63%	United States
JM AB	2.46%	Sweden
Two Harbors Investment Corp.	2.41%	United States
Green REIT PLC	2.35%	Ireland
Starwood Hotels & Resorts Worldwide, Inc.	2.35%	United States
Nexity SA	2.34%	France
Top 10 Holdings	29.25%
TOP 5 COUNTRIES* (Unaudited)
United States	34.9%
Japan	12.5%
United Kingdom	10.4%
Brazil	8.1%
Singapore	7.4%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Semi-Annual Report (Unaudited) | April 30, 2014	7

Manager Commentary (Continued)
April 30, 2014 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2014 (Unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2014 (Unaudited)

8

Schedule of Portfolio Investments
April 30, 2014 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS-104.4%
Australia-1.3%
1,000,000	Goodman Group	$4,626,421
2,500,000	Mirvac Group	4,064,376
		8,690,797
Belgium-0.7%
38,000	Cofinimmo	4,657,221

Brazil-8.1%
274,789	Aliansce Shopping Centers SA	2,267,572
780,619	BHG SA-Brazil Hospitality Group (a)	4,866,287
600,200	BR Malls Participacoes SA	5,165,529
500,000	BR Properties SA	3,993,721
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	3,528,799
1,595,723	Direcional Engenharia SA	7,786,284
861,948	Iguatemi Empresa de Shopping Centers SA	8,570,193
1,600,000	JHSF Participacoes SA	2,604,776
562,707	Multiplan Empreendimentos Imobiliarios SA	12,436,462
240,000	Sao Carlos Empreendimentos e Participacoes SA	3,767,238
80,422	Sonae Sierra Brasil SA	648,137
		55,634,998
Chile-0.7%
2,769,600	Parque Arauco SA	4,957,012

China-2.1%
2,938,840	CapitaRetail China Trust	3,469,317
1,200,000	China Overseas Land & Investment, Ltd.	2,940,816
1,900,000	China State Construction International Holdings, Ltd.	3,161,377
4,785,760	Franshion Properties China, Ltd.	1,493,824
1,500,000	Shimao Property Holdings, Ltd.	2,952,425
472,000	SOCAM Development, Ltd.	570,446
		14,588,205
France-3.0%
127,273	Kaufman & Broad SA (a)	4,149,445
358,719	Nexity SA	16,074,694
		20,224,139
Germany-1.2%
146,284	Deutsche Annington Immobilien SE (a)	4,221,298
258,420	DIC Asset AG	2,542,615
419,877	Prime Office AG (a)	1,721,335
		8,485,248
Shares	Security Description	Value

Hong Kong-0.9%
300,000	Cheung Kong Holdings, Ltd.	$5,099,994
37,870,051	CSI Properties, Ltd.	1,318,842
		6,418,836
India-1.8%
3,303,017	DB Realty, Ltd. (a)	3,811,490
1,999,368	Hirco PLC (a)(b)(c)	135,029
968,870	Prestige Estates Projects, Ltd.	2,738,827
1,000,000	Puravankara Projects, Ltd.	1,202,852
345,993	Sobha Developers, Ltd.	2,133,953
959,997	Unitech Corporate Parks PLC (a)	652,395
484,738	Yatra Capital, Ltd. (a)	1,950,253
		12,624,799
Ireland-4.7%
2,098,570	Dalata Hotel Group PLC (a)	8,472,318
9,682,573	Green REIT PLC (a)	16,119,733
5,308,678	Hibernia REIT PLC (a)	7,364,991
		31,957,042
Japan-12.5%
135,000	Aeon Mall Co., Ltd.	3,214,066
35,000	Daito Trust Construction Co., Ltd.	3,557,001
714	Frontier Real Estate Investment Corp.	3,701,472
800	Global One Real Estate Investment Corp.	2,500,122
5,607	GLP J-REIT	5,533,783
850,309	Hulic Co., Ltd.	10,221,839
2,500	Hulic REIT, Inc. (a)	3,489,509
536	Kenedix Office Investment Corp.	2,673,840
3,903,769	Kenedix, Inc. (a)	13,440,864
550,000	Mitsubishi Estate Co., Ltd.	12,448,770
320,000	Mitsui Fudosan Co., Ltd.	9,455,861
700	Nippon Building Fund, Inc.	3,875,385
300,000	Sumitomo Realty & Development Co., Ltd.	11,620,287
		85,732,799
Malaysia-0.1%
474,448	SP Setia BHD	438,779

Mexico-2.9%
4,326,924	Concentradora Fibra Hotelera Mexicana SA de CV	7,147,184
3,342,858	Corp. Inmobiliaria Vesta SAB de CV	6,796,738
3,125,000	TF Administradora Industrial S de RL de CV	6,279,739
		20,223,661
Philippines-2.2%
5,983,077	Ayala Land, Inc.	4,039,718
31,030,625	SM Prime Holdings, Inc.	11,359,798
		15,399,516

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2014	9

Schedule of Portfolio Investments (Continued)
April 30, 2014 (Unaudited)

Shares	Security Description	Value

Singapore-7.4%
15,678,904	ARA Asset Management, Ltd.	$22,823,642
4,452,698	Ascott Residence Trust	4,261,975
8,401,469	Banyan Tree Holdings, Ltd.	4,221,844
6,594,924	Global Logistic Properties, Ltd.	14,992,050
2,253,000	Parkway Life REIT	4,510,672
		50,810,183
Spain-2.6%
512,973	Hispania Activos Inmobiliarios SAU (a)	7,216,362
756,251	Lar Espana Real Estate Socimi SA (a)	10,806,598
		18,022,960
Sweden-2.5%
499,945	JM AB	16,915,490

Thailand-2.0%
8,010,000	Central Pattana PCL	11,200,634
2,873,980	Minor International PCL	2,184,793
		13,385,427
United Arab Emirates-2.4%
594,600	DAMAC Real Estate Development, Ltd.-GDR (a)(d)	9,335,220
2,500,000	Emaar Properties PJSC	7,419,104
		16,754,324
United Kingdom-10.4%
275,863	Countrywide PLC	2,755,011
1,047,946	Foxtons Group PLC	5,628,306
699,547	Great Portland Estates PLC	7,405,589
211,539	Kennedy Wilson Europe Real Estate PLC (a)	3,643,055
2,169,696	Londonmetric Property PLC	5,066,362
3,210,000	LXB Retail Properties PLC (a)	6,645,982
7,581,241	Regus PLC	26,752,337
3,232,069	Songbird Estates PLC (a)	13,410,633
		71,307,275
United States-34.9%
190,034	Altisource Residential Corp. (e)	5,343,756
300,000	American Capital Mortgage Investment Corp. (e)	5,940,000
777,802	American Homes 4 Rent-Class A	12,483,722
50,000	AvalonBay Communities, Inc. (e)	6,827,500
60,000	Boston Properties, Inc. (e)	7,028,400
143,000	Brookfield Residential Properties, Inc. (a)(e)	2,804,230
256,353	CBL & Associates Properties, Inc. (e)	4,657,934
1,200,507	Colony Financial, Inc. (e)	26,111,027
200,807	Cousins Properties, Inc. (e)	2,335,385
550,000	DR Horton, Inc. (e)	12,254,000
526,316	La Quinta Holdings, Inc. (a)	8,836,846
180,000	Lennar Corp.-Class A (e)	6,946,200
320,833	Meritage Homes Corp. (a)(e)	12,377,737
Shares	Security Description	Value

United States-Continued
942,000	MFA Financial, Inc. (e)	$7,470,060
900,000	New Residential Investment Corp. (e)	5,490,000
200,000	Newcastle Investment Corp. (e)	898,000
349,375	Ocwen Financial Corp. (a)(e)	13,241,313
268,904	Ryland Group, Inc. (e)	10,323,225
145,742	Simon Property Group, Inc. (e)	25,242,514
210,000	Starwood Hotels & Resorts Worldwide, Inc. (e)	16,096,500
750,944	Starwood Property Trust, Inc. (e)	18,060,203
50,000	The Howard Hughes Corp. (a)(e)	7,138,000
1,596,931	Two Harbors Investment Corp. (e)	16,576,144
274,780	WCI Communities, Inc. (a)(e)	5,267,533
		239,750,229

TOTAL COMMON STOCKS (Cost $588,458,792)		716,978,940

EQUITY-LINKED STRUCTURED NOTES-0.7%
India-0.7%
744,090	Kolte-Patil Developers, Ltd.- Merrill Lynch & Co., Inc.	1,229,355
850,000	Phoenix Mills, Ltd.- Merrill Lynch & Co., Inc.	3,530,216
		4,759,571

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $4,616,174)		4,759,571

WARRANTS-1.8%
France-0.7%
50,000	Merrill Lynch & Co., Inc. (a) Expiration: April 29, 2015 Exercise Price: SEK 48.43	5,098,509
Sweden-1.1%
1,000,000	Merrill Lynch & Co., Inc. (a) Expiration: April 3, 2015 Exercise Price: EUR 76.73	7,252,930

TOTAL WARRANTS (Cost $12,804,985)		12,351,439

TOTAL INVESTMENTS (Cost $605,879,951)-106.9%		734,089,950

LIABILITIES IN EXCESS OF OTHER ASSETS-(6.9)%		(47,622,537)

TOTAL NET ASSETS 100.0%		$686,467,413

The accompanying notes are an integral part of these financial statements.
10

Schedule of Portfolio Investments (Continued)
April 30, 2014 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.02% of the Fund’s net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of April 30, 2014, securities restricted under Rule 144A had a total value of $9,335,220 which comprised 1.4% of the Fund’s net assets.
(e)	All or a portion of the security has been designated as collateral for the line of credit.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

BHD - Malaysian equivalent to incorporated.

EUR - Euro

GDR - Global Depositary Receipt

PCL - Public Company Limited

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S de RL de CV - Socieded de Responsabilidad Limitada de Capital Variable is the Spanish equivalent to Limited Liability Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SEK - Swedish Krona

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2014	11

Statement of Assets and Liabilities
April 30, 2014 (Unaudited)

ASSETS:

Investments, at value(1)	$734,089,950
Foreign currencies, at value(2)	212,923
Receivable from investment securities sold	21,705,255
Dividends receivable	1,770,801
Prepaid expenses and other assets	81,386
Total assets	757,860,315

LIABILITIES:

Loan payable (Note 6)	64,920,587
Interest on loan payable	3,627
Payable for investment securities purchased	4,985,606
Unrealized depreciation on forward currency contracts	558,818
Accrued expenses and other liabilities:
Investment advisory fees	620,607
Compliance fees	27,592
Other	276,065
Total liabilities	71,392,902
Net Assets	$686,467,413

NET ASSETS REPRESENTED BY:

Paid-in-capital	$1,809,917,295
Accumulated net investment loss	(41,708,482)
Accumulated net realized loss from investments and foreign currency transactions	(1,209,393,981)
Net unrealized appreciation on investments and foreign currency translations	127,652,581
Net Assets	$686,467,413
Net asset value
Net assets	$686,467,413
Shares of beneficial interest issued and outstanding	85,956,569
Net asset value per share	$7.99
(1) Total cost of investments	$605,879,951
(2) Cost of foreign currencies	$212,923

The accompanying notes are an integral part of these financial statements.
12

Statement of Operations
For the Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:

Dividend income	$16,507,974
Less: Foreign taxes withheld	(234,152)
Total investment income	16,273,822

EXPENSES:

Investment advisory fee (Note 4)	3,632,186
Interest on loan (Note 6)	260,537
Printing and mailing fees	96,177
Administration fee (Note 4)	72,644
Audit and tax fees	59,462
NYSE fees	52,214
Trustee fees	44,778
Legal fees	41,189
Accounting and custody fees	31,122
Compliance fees	28,829
Insurance fees	15,465
Other fees	143,552
Total expenses	4,478,155
Net investment income	11,795,667

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain from:
Investments	12,522,162
Foreign currency transactions	4,213,193
Net realized gain from investments and foreign currency	16,735,355
Change in net unrealized depreciation on:
Investments	(17,964,910)
Foreign currency translations	(726,120)
Change in net unrealized depreciation on investments and foreign currency	(18,691,030)
Net loss on investments and foreign currency	(1,955,675)
Increase in net assets from operations	$9,839,992

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2014	13

Statements of Changes in Net Assets

	For the Six Months
	Ended	For the
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
OPERATIONS:

Net investment income	$11,795,667	$28,817,313
Net realized gain (loss) from:
Investments	12,522,162	31,810,467
Foreign currency transactions	4,213,193	(18,488)
Change in net unrealized appreciation/(depreciation) on:
Investments	(17,964,910)	26,865,125
Foreign currency translations	(726,120)	243,315
Increase in net assets from operations	9,839,992	87,717,732

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(25,786,971)	(38,310,362)
From tax return of capital	—	(13,263,580)
Decrease in net assets from distributions to shareholders	(25,786,971)	(51,573,942)
Net increase (decrease) in net assets	(15,946,979)	36,143,790
Net Assets:
Beginning of period	702,414,392	666,270,602
End of period*	$686,467,413	$702,414,392

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	85,956,569	85,956,569
Common shares outstanding – end of period	85,956,569	85,956,569
* Including accumulated net investment loss of:	$(41,708,482)	$(27,717,178)

The accompanying notes are an integral part of these financial statements.
14

Financial Highlights
(For a share outstanding throughout each period)

	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2014	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of period	$8.17	$7.75	$6.92	$8.43	$7.26	$5.00
Income from investment operations:
Net investment income	0.14	0.34	0.16	0.34	0.37	0.53
Net realized and unrealized gain (loss)	(0.02)	0.68	1.27	(1.08)	1.45	2.28
Total from investment operations	0.12	1.02	1.43	(0.74)	1.82	2.81

LESS DISTRIBUTIONS:

From net investment income	(0.30)	(0.45)	(0.41)	(0.60)	(0.65)	(0.55)
Tax return of capital	—	(0.15)	(0.19)	(0.17)	—	—
Total distributions	(0.30)	(0.60)	(0.60)	(0.77)	(0.65)	(0.55)
Net asset value per share, end of period	$7.99	$8.17	$7.75	$6.92	$8.43	$7.26
Per share market value, end of period	$7.12	$7.47	$7.32	$6.01	$7.04	$5.79
Total return based on:
Net Asset Value(a)	2.00%(b )	14.04%	22.87%	(8.21)%	28.31%	66.15%
Market Value(a)	(0.59)%(b )	10.40%	33.62%	(4.54)%	34.36%	48.89%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$686,467	$702,414	$666,271	$758,718	$889,753	$766,196
Ratio of total expenses to average net assets(c)	1.32%(d )	1.33%	1.29%	1.29%	1.37%	1.34%
Ratio of net investment income to average net assets	3.49%(d )	4.11%	4.13%	4.06%	4.97%	9.88%
Portfolio turnover	27%(b )	49%	59%	67%(e )	115%(e )	153%(e )

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$64,921	$38,542	$N/A	$45,570	$N/A	$18,610
Asset Coverage Per $1,000 (000)	$11,574	$19,224	$N/A	$17,650	$N/A	$42,171

(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.25% for the six months ended April 30, 2014 and 1.26%, 1.27%, 1.25%, 1.32% and 1.33% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.
(d)	Annualized.
(e)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.
Semi-Annual Report (Unaudited) | April 30, 2014	15

Notes to Financial Statements

April 30, 2014 (Unaudited)

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation or, lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations or, if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at fair value following procedures approved by the Board.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices.

Fair Value Measurement:

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

16

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Australia	$8,690,797	$—	$—	$8,690,797
Belgium	4,657,221	—	—	4,657,221
Brazil	55,634,998	—	—	55,634,998
Chile	4,957,012	—	—	4,957,012
China	14,588,205	—	—	14,588,205
France	20,224,139	—	—	20,224,139
Germany	8,485,248	—	—	8,485,248
Hong Kong	6,418,836	—	—	6,418,836
India	12,489,770	—	135,029	12,624,799
Ireland	31,957,042	—	—	31,957,042
Japan	85,732,799	—	—	85,732,799
Malaysia	438,779	—	—	438,779
Mexico	20,223,661	—	—	20,223,661
Philippines	15,399,516	—	—	15,399,516
Singapore	50,810,183	—	—	50,810,183
Spain	18,022,960	—	—	18,022,960
Sweden	16,915,490	—	—	16,915,490
Thailand	—	13,385,427	—	13,385,427
United Arab Emirates	7,419,104	9,335,220	—	16,754,324
United Kingdom	71,307,275	—	—	71,307,275
United States	239,750,229	—	—	239,750,229
Equity-Linked Structured Notes	—	4,759,571	—	4,759,571
Warrants	—	12,351,439	—	12,351,439
Total	$694,123,264	$39,831,657	$135,029	$734,089,950

Semi-Annual Report (Unaudited) | April 30, 2014	17

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	$—	$(558,818)	$—	$(558,818)
*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2014, there were no transfers between Level 1, Level 2 and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2013	$306,473
Realized gain (loss)	—
Change in unrealized depreciation*	(171,444)
Purchases	—
Sales	—
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of April 30, 2014	$135,029
Change in net unrealized depreciation on Level 3 holdings held at period end	$(171,444)
*	Statements of Operations Location: Change in net unrealized depreciation on investments.
**	The Fund recognize transfers as of the beginning of the year.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2014, open Federal and New York tax years include the tax years ended October 31, 2010 through 2013.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

D. Distributions to Shareholders:

The Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can now include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from

18

Notes to Financial Statements (Continued)

April 30, 2014 (Unaudited)

the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. During the period ended April 30, 2014, the Fund entered into 6 forward currency contracts.

Semi-Annual Report (Unaudited) | April 30, 2014	19

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

The Fund held the following forward currency contracts as of April 30, 2014.

Description	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Loss
Contracts Purchased:
Japanese Yen	07/30/14	650,000,000 JPY	$6,361,385	$6,361,232	$(153)
Japanese Yen	07/30/14	840,000,000 JPY	8,267,147	8,220,670	(46,477)
				$14,581,902	$(46,630)
Contracts Sold:
Japanese Yen	07/30/14	9,500,000,000 JPY	$92,459,670	$92,971,858	$(512,188)
				$92,971,858	$(512,188)

I. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2014. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain and the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2014:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Depreciation
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(558,818)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Foreign exchange risk	Net realized gain from foreign currency transactions / Change in net unrealized depreciation on foreign currency translations	$4,238,234	$(737,109)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2014 are as follows:

Purchases	Sales
$213,005,433	$199,815,516

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2014.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total Managed Assets exceeding $5 billion, computed daily and payable monthly.

5. Income Tax Information:

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2013 was as follows:

Distributions paid from:
Ordinary income	$38,310,362
Return of capital	13,263,580
Total	$51,573,942

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2013, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $21,630,520 and decreased accumulated net realized loss by $(7,800,529), and decreased paid in capital by $(13,829,991). These differences were primarily due to the differing tax treatment

20

Notes to Financial Statements (Continued)
April 30, 2014 (Unaudited)

of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2013, the Fund utilized $21,292,349 of capital loss carryovers. At October 31, 2013, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring on October 31, 2015, unused capital loss carryovers of $661,143,094, expiring on October 31, 2016, unused capital loss carryforward of $369,610,833, expiring on October 31, 2017, unused capital loss carryovers of $67,561,774, expiring on October 31, 2018, and unused capital loss carryforward of $31,540,996, expiring on October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2013, with no expiration are as follows:

Short Term	Long Term
$11,185,843	$—

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(1,219,766,785)
Unrealized appreciation	112,263,882
Total	$(1,107,502,903)

As of April 30, 2014, net unrealized appreciation of investments, excluding foreign currency, based on Federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$171,499,420
Gross depreciation on investments (excess of tax cost over value)	(43,289,421)
Net unrealized appreciation	128,209,999
Cost of investments for income tax purposes	$605,879,951

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

6. Line of Credit:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2014, the amount available for investment purposes was $10,865,445. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2014, the average borrowing by the Fund was $50,569,843 with an average rate on borrowings of 1.02%. During the period ended April 30, 2014, the maximum borrowing by the Fund was $80,009,652. Interest expense related to the loan for the period ended April 30, 2014 was $260,537. At April 30, 2014 the outstanding loan for the Fund was $64,920,587. The line of credit outstanding as of April 30, 2014 approximates fair value and would be categorized at Level 2.

7. Subsequent Events:

Distributions: The Fund paid a distribution of $4,297,828 or $0.05 per common share on May 30, 2014 to common shareholders of record on May 22, 2014.

The Fund will also pay a distribution of $0.05 per common share payable on June 30, 2014 to common shareholders of record on June 23, 2014.

Semi-Annual Report (Unaudited) | April 30, 2014	21

Additional Information
April 30, 2014 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

22

Additional Information (Continued)
April 30, 2014 (Unaudited)

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with the NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting of the Board of Trustees on March 26-27, 2014, the Independent Trustees reviewed materials (“15(c) Materials”) provided by the Adviser relating to the Advisory Contracts. The 15(c) Materials responded to information requested by the Independent Trustees, through independent legal counsel, which the Independent Trustees discussed prior to the meeting and with the Adviser at the meeting. In reviewing the Agreements, the Independent Trustees considered various factors, including among other things (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds, the 15(c) Materials provided at and prior to the meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the

Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s Senior Management, including those individuals responsible for the investment, operations and compliance with respect to the Funds’ investments, and the responsibilities of the investment, operations and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon all the materials provided throughout the year, including the 15(c) Materials, and their knowledge of the business of the Adviser formed through meetings with Portfolio Managers among others, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including additions to the portfolio management and research teams and the continued development of a more team-based approach. The Independent Trustees noted that the performance of certain of these funds had recently improved but that the Board acknowledged that they will continue to closely monitor these funds for improvement of performance. The Independent Trustees also considered the formation of the Senior Investment Committee to serve as the Office of the CIO, the Adviser’s explanation of how the Committee would operate and the potential impact this could be expected to have on performance. Additionally, the Independent Trustees noted the Adviser’s expanded use of performance attribution and risk reporting. The Independent Trustees also reviewed a summary of certain Fund expenses against those of peer and category groups. For certain of the Funds, they noted that higher expenses relative to peer and category groups were due to the small size of a Fund or its decline in assets. In other

Semi-Annual Report (Unaudited) | April 30, 2014	23

Notes to Financial Statements
April 30, 2014 (Unaudited)

instances, the net expenses exceeded the peer group and category medians largely due to an advisory fee higher than the category median. The Board considered the use of Adviser profits to potentially benefit shareholders over time through the addition of certain employees over the past several years, enhancements to portfolio management and research teams and investment in additional risk and analytic tools to aid in portfolio management. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded on balance that the fees to the Adviser were fair and equitable.

The Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with data on the Funds’ profitability generally and on the profitability of each Fund. The Independent Trustees also examined the expense limitation agreements in place and any other expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions, commission sharing agreements and the open-end Funds’ payments to intermediaries whose customers invest in the Funds. After discussion and analysis, including regarding plans and potential plans for modification or enhancement of existing products, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds has been profitable, the profitability was in no instance such as to render any advisory fee excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their Counsel, including, among others, comparative performance expense information, organization charts, advisory fee breakpoints, and profitability. Further, the Independent Trustees had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

On the basis of their ongoing discussions with Management and their analysis of information provided prior to and at the meeting, the Independent Trustees determined that the nature of the Funds and their operations, particularly the open-end Funds, is such that the Adviser may realize economies of scale in the management of certain Funds as they grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreements with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser had and was taking appropriate steps to address performance issues affecting certain Funds. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees, and that the fees adequately reflected shared economies of scale with the Funds. Accordingly, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

FUND PROXY AND VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2013, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	1.59%
Qualified Dividend Income	12.36%

SHAREHOLDER MEETING

On May 28, 2014, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board of Trustees of the Fund and to conduct other business. The results of the proposals reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Eleanor T.M. Hoagland and Jeffrey E. Wacksman as Trustees to the Board of Trustees for a term of three years to expire at the 2017 Annual Meeting or until his successor has been duly elected and qualified.

Eleanor T.M. Hoagland
For	97.22%
Withheld	2.78%

Jeffrey E. Wacksman
For	97.28%
Withheld	2.72%

24

Notes to Financial Statements
April 30, 2014 (Unaudited)

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	73.50%
Against	24.66%
Abstain	1.84%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2014	25

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date: July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date: July 2, 2014